UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 10, 2005

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979

(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania	15222

(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-4.3
EX-4.4

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On March 10, 2005, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Corporation”), completed the public offering of $700,000,000 aggregate principal amount of senior notes (the “Senior Notes”) pursuant to an Underwriting Agreement dated March 3, 2005 (the “Underwriting Agreement”) between Funding, the Corporation and Citigroup Global Markets Inc. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1.

     The Senior Notes were issued on March 10, 2005 pursuant to Registration Statements on Form S-3 (Nos. 333-69576 and 33-69576-01), initially filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2001, and declared effective on September 24, 2001. A Prospectus Supplement dated March 3, 2005 relating to the Senior Notes (“Prospectus Supplement”) and supplementing the Prospectus dated September 24, 2001 (the “Prospectus”), was filed with the SEC on March 7, 2005 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

     The Senior Notes were issued in two series: $350,000,000 aggregate principal amount of 4.2% Senior Notes due 2008, at a price of 99.953% of their principal amount, and $350,000,000 aggregate principal amount of 4.5% Senior Notes due 2010, at a price of 99.774% of their principal amount. Interest on the Senior Notes is payable semiannually in arrears on March 10 and September 10 of each year beginning September 10, 2005. The Senior Notes will rank equally with all other unsecured senior indebtedness of Funding. The Senior Notes are guaranteed by the Corporation, and the guarantees will rank equally with the senior unsecured indebtedness of the Corporation. The Senior Notes may not be redeemed prior to maturity and will not be subject to any sinking fund. Descriptions of the terms of the Senior Notes are included under the caption “Certain Terms of the Senior Notes” in the Prospectus Supplement and under the caption “Descriptions of Debt Securities and Guarantees” in the Prospectus, and such descriptions are incorporated in this Current Report by reference .

     The forms of each series of Senior Notes are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively. The forms of the related Guarantees for each series are attached to this Current Report as Exhibits 4.3 and 4.4, respectively.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement dated March 3, 2005 by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and Citigroup Global Markets Inc.
4.1	Form of 4.2% Senior Notes.
4.2	Form of 4.5% Senior Notes.
4.3	Form of Guarantee related to 4.2% Senior Notes.
4.4	Form of Guarantee related to 4.5% Senior Notes.
99.1	Prospectus Supplement relating to the Senior Notes dated March 3, 2005, and attached Prospectus dated September 24, 2001 (filed on March 7, 2005 pursuant to 424(b)(5) under the Securities Act of 1933 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Samuel R. Patterson

	Name:	Samuel R. Patterson
Date: March 16, 2005	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing
1.1	Underwriting Agreement dated March 3, 2005 by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and Citigroup Global Markets Inc.	Filed herewith.
4.1	Form of 4.2% Senior Notes	Filed herewith.
4.2	Form of 4.5% Senior Notes	Filed herewith.
4.3	Form of Guarantee related to 4.2% Senior Notes	Filed herewith.
4.4	Form of Guarantee related to 4.5% Senior Notes	Filed herewith.
99.1	Prospectus Supplement dated March 3, 2005, supplementing Prospectus dated September 24, 2001	Filed on March 7, 2005 pursuant to 424(b)(5) under the Securities Act of 1933.